UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                         Date of Report: June 10, 2005
                       (Date of earliest event reported)



                          QUEST RESOURCE CORPORATION
            (Exact name of registrant as specified in its charter)



          Nevada                0-17371           88-0182808
     (State or other          (Commission      (I.R.S. Employer
       jurisdiction          File Number)       Identification
   of incorporation or                             Number)
      organization)


                        9520 North May Ave., Suite 300
                         Oklahoma City, Oklahoma 73120
         (Address of principal executive offices, including zip code)



                                (405) 488-1304
              (Registrant's telephone number, including area code)

Item 7.01.  Regulation FD Disclosure.

      On June 10, 2005, Quest Resource Corporation issued a press release, a copy of which is included herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

      The following material is furnished pursuant to Item 9.01 as an exhibit to this Current Report on Form 8-K.

      (c) Exhibits

      Exhibit Number Description
      -------------- -----------

         99.1        Press release of Quest Resource Corporation issued June
                     10, 2005

                                  SIGNATURES
                                  ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               QUEST RESOURCE CORPORATION



                               By:  /s/ Jerry D. Cash
                                    -------------------------------
                                    Jerry D. Cash
                                    Chief Executive Officer

      Date: June 10, 2005







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